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                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statements of Additional Information that are included in Post-Effective Amendment No. 60 to the Registration Statement (No. 2-81110) on Form N-1A under the Securities Act of 1933, as amended, of Pacific Horizon Funds, Inc.



                                             /s/ O'Melveny & Myers LLP
                                             -------------------------
                                             O'Melveny & Myers LLP



Los Angeles, California
June 29, 1998